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                                                                      Exhibit 24

                            DIRECTORS AND OFFICERS OF
                               THE TIMKEN COMPANY

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Timken Company, an Ohio corporation (the "Company"), hereby:
(1) constitutes and appoints Lyle G. Ganske, Gene E. Little, William R. Burkhart and Scott A. Scherff, collectively and individually, as his or her agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (i) a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of shares of the Company's Common Stock issuable under the benefit plan adopted under the name of Votre Plan Europeen d'Actionnariat (the "Plan") (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

         IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 19th day of December 2001.


 /s/  STANLEY C. GAULT                     /s/  JOHN M. TIMKEN, JR.
 -----------------------------------       ----------------------------------
 Stanley C. Gault                          John M. Timken, Jr.


 /s/  JAMES W. GRIFFITH                    /s/  WARD J. TIMKEN
 -----------------------------------       ----------------------------------
 James W. Griffith                         Ward J. Timken


 /s/  J. CLAYBURN LA FORCE, JR.            /s/  W.R. TIMKEN, JR.
 -----------------------------------       ----------------------------------
 J. Clayburn La Force, Jr.                 W. R. Timken, Jr.


 /s/  GENE E. LITTLE                       /s/  JOSEPH F. TOOT, JR.
 -----------------------------------       ----------------------------------
 Gene E. Little                            Joseph F. Toot, Jr.


 /s/  JOHN A. LUKE, JR.
 -----------------------------------       ----------------------------------
 John A. Luke, Jr.                         Martin D. Walker


 /s/  ROBERT W. MAHONEY                     /s/  JACQUELINE F. WOODS
 -----------------------------------       ----------------------------------
 Robert W. Mahoney                         Jacqueline F. Woods


 ----------------------------------
 Jay A. Precourt